VALIC COMPANY II

Supplement to the Statutory Prospectus dated January 1, 2012

Core Bond Fund and Strategic Bond Fund

(the “Funds”)

In the Fund Summary for each of the Funds, in the Investment Adviser section, the information about the co-portfolio manager, Tim Lindvall, is hereby deleted in its entirety.

In the Management section under Investment Sub-Advisers — PineBridge Investments LLC (“PineBridge”), all references to Tim Lindvall with respect to the Core Bond Fund and Strategic Bond Fund are hereby deleted in their entirety.

Date:     August 22, 2012

VALIC COMPANY II

Supplement to the Statement of Additional Information dated January 1, 2012

Core Bond Fund and Strategic Bond Fund

(the “Funds”)

For each of the Funds, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, with regard to PineBridge Investments LLC (“PineBridge”), all references to Tim Lindvall are hereby deleted in their entirety.

Dated:     August 22, 2012